                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1999, (99-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16, 1999 to September 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of September, 1999.

                                               GREEN TREE FINANCIAL CORP.




                                                BY: /s/ Phyllis A. Knight
                                                    ---------------------------
                                                    Phyllis A. Knight
                                                    Senior Vice President and
                                                    Treasurer

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.948%, 5.51%,5.80%,
                    5.95%, 6.16%, 6.50%, 6.74% 7.06%*, 6.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
               CLASS A1, A2, A3, A4, A5, A6, A7,A8,A9 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99

                                                 CUSIP NO.#393505-W99, X23, X31,
                                                    X49, X56, X64, X72, X80, X98
                                                       TRUST ACCOUNT  #3337515-0
                                                       REMITTANCE DATE  10/01/99

                                                                                      Total $             Per $1,000
                                                                                       Amount              Original
                                                                                -------------------     ---------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                               10,662,232.85
                                                                                -------------------
 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                            0.00
                                                                                -------------------
 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                                  10,662,232.85
                                                                                -------------------
 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                         0.00
                                                                                -------------------

A.   Interest
     (2) Aggregate interest
         a. Class A-1 Remittance Rate (4.948%)                                                4.948%
                                                                                -------------------
         b. Class A-1 Interest                                                            44,305.47          1.98679238
                                                                                -------------------     ---------------
         c. Class A-2 Remittance Rate (5.51%)                                                  5.51%
                                                                                -------------------
         d. Class A-2 Interest                                                           202,033.33          4.59166659
                                                                                -------------------     ---------------
         e. Class A-3 Remittance Rate (5.80%)                                                  5.80%
                                                                                -------------------
         f. Class A-3 Interest                                                           277,916.67          4.83333339
                                                                                -------------------     ---------------
         g. Class A-4 Remittance Rate (5.95%)                                                  5.95%
                                                                                -------------------
         h. Class A-4 Interest                                                           203,291.67          4.95833341
                                                                                -------------------     ---------------
         i. Class A-5 Remittance Rate (6.16%)                                                  6.16%
                                                                                -------------------
         j. Class A-5 Interest                                                           514,360.00          5.13333333
                                                                                -------------------     ---------------
         k. Class A-6 Remittance Rate (6.50%)                                                  6.50%
                                                                                -------------------
         l. Class A-6 Interest                                                           119,166.67          5.41666682
                                                                                -------------------     ---------------
         m. Class A-7 Remittance Rate (6.74%)                                                  6.74%
                                                                                -------------------
         n. Class A-7 Interest                                                           328,575.00          5.61666667
                                                                                -------------------     ---------------
         o. Class A-8 Remittance Rate 7.06%,(unless
            the Weighted Average Contract Rate is
            less than 7.06%)                                                                   7.06%
                                                                                -------------------
         p. Class A-8 Interest                                                           438,308.33          5.88333329
                                                                                -------------------     ---------------
         q. Class A-9 Remittance Rate 6.53%,(unless
            the Weighted Average Contract Rate is
            less than 6.53%)                                                                   6.53%
                                                                                -------------------
         r. Class A-9 Interest                                                         1,322,994.71          5.29197884
                                                                                -------------------     ---------------
    (3)  Amount applied to:
         a. Unpaid Class A Interest Shortfall                                                  0.00                   0
                                                                                -------------------     ---------------
    (4)  Remaining:
         a. Unpaid Class A Interest Shortfall                                                  0.00                   0
                                                                                -------------------     ---------------

B.  Principal
    (5)  Formula Principal Distribution  Amount                                         4,945,196.58                 N/A
                                                                                -------------------     ---------------
         a. Scheduled Principal                                                        1,098,400.84                 N/A
                                                                                -------------------     ---------------
         b. Principal Prepayments                                                      2,948,240.30                 N/A
                                                                                -------------------     ---------------
         c. Liquidated Contracts                                                          32,520.80                 N/A
                                                                                -------------------     ---------------
         d. Repurchases                                                                  957,690.54                 N/A
                                                                                -------------------     ---------------
         e. Current Month Advanced Principal                                           1,172,603.16                 N/A
                                                                                -------------------     ---------------
         f. Prior Month Advanced Principal                                            (1,264,259.06)                N/A
                                                                                -------------------     ---------------
    (6) Pool Scheduled Principal Balance                                             777,795,539.02
                                                                                -------------------
   (6b) Adjusted Pool Principal Balance                                              776,622,935.86        970.77866983
                                                                                -------------------     ---------------
   (6c) Pool Factor                                                                      0.97077867
                                                                                -------------------


     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.948%, 5.51%,
                5.80%, 5.95%, 6.16%, 6.50%, 6.74%, 7.06%*, 6.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
               CLASS A1, A2, A3, A4, A5, A6, A7,A8,A9 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 2

                                            CUSIP NO.#393505-W99, X23, X31, X49,
                                                         X56, X64, X72, X80, X98
                                                       TRUST ACCOUNT  #3337515-0
                                                       REMITTANCE DATE  10/01/99

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                           0.00
                                                                                ---------------
    (8) Class A Percentage for such Remittance Date                                       91.81%
                                                                                ---------------
    (9) Class A Percentage for the following  Remittance Date                             91.76%
                                                                                ---------------
   (10) Class A  Principal Distribution:
         a. Class A-1                                                              3,100,143.74             139.01989865
                                                                                ---------------         ----------------
         b. Class A-2                                                                      0.00               0.00000000
                                                                                ---------------         ----------------
         c. Class A-3                                                                      0.00               0.00000000
                                                                                ---------------         ----------------
         d. Class A-4                                                                      0.00               0.00000000
                                                                                ---------------         ----------------
         e. Class A-5                                                                      0.00               0.00000000
                                                                                ---------------         ----------------
         g. Class A-6                                                                      0.00               0.00000000
                                                                                ---------------         ----------------
         h. Class A-7                                                                      0.00               0.00000000
                                                                                ---------------         ----------------
         I. Class A-8                                                                      0.00               0.00000000
                                                                                ---------------         ----------------
         j. Class A-9                                                              1,845,052.84               7.38021136
                                                                                ---------------         ----------------
    (11) Class A-1 Principal Balance                                               7,644,918.48             342.82145650
                                                                                ---------------         ----------------
   (11a) Class A-1 Pool Factor                                                       0.34282146
                                                                                ---------------
    (12) Class A-2 Principal Balance                                              44,000,000.00             1000.0000000
                                                                                ---------------         ----------------
   (12a) Class A-2 Pool Factor                                                       1.00000000
                                                                                ---------------
    (13) Class A-3 Principal Balance                                              57,500,000.00             1000.0000000
                                                                                ---------------         ----------------
   (13a) Class A-3 Pool Factor                                                       1.00000000
                                                                                ---------------
    (14) Class A-4 Principal Balance                                              41,000,000.00             1000.0000000
                                                                                ---------------         ----------------
   (14a) Class A-4 Pool Factor                                                       1.00000000
                                                                                ---------------
    (15) Class A-5 Principal Balance                                             100,200,000.00             1000.0000000
                                                                                ---------------         ----------------
   (15a) Class A-5 Pool Factor                                                       1.00000000
                                                                                ---------------
    (16) Class A-6 Principal Balance                                              22,000,000.00             1000.0000000
                                                                                ---------------         ----------------
   (16a) Class A-6 Pool Factor                                                       1.00000000
                                                                                ---------------
    (17) Class A-7 Principal Balance                                              58,500,000.00             1000.0000000
                                                                                ---------------         ----------------
   (17a) Class A-7 Pool Factor                                                       1.00000000
                                                                                ---------------
    (18) Class A-8 Principal Balance                                              74,500,000.00             1000.0000000
                                                                                ---------------         ----------------
   (18a) Class A-8 Pool Factor                                                       1.00000000
                                                                                ---------------
    (19) Class A-9 Principal Balance                                             241,278,017.38              965.1120695
                                                                                ---------------         ----------------
   (19a) Class A-9 Pool Factor                                                       0.96511207
                                                                                ---------------
    (18) Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                                         0.00
                                                                                ---------------
    (19) Additional Principal Distribution Amount
                                                                                ---------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date
         (20)  31-59 days                                                          5,822,141.90                      141
                                                                                ---------------         ----------------
         (21)  60 days or more                                                     4,263,944.72                      110
                                                                                ---------------         ----------------
         (22) Current Month Repossessions                                            344,949.86                       12
                                                                                ---------------         ----------------
         (23)  Repossession Inventory                                                350,818.16                       12
                                                                                ---------------         ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
          4.948%, 5.51%,5.80%, 5.95%, 6.16%, 6.50%, 6.74% 7.06%*, 6.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
               CLASS A1, A2, A3, A4, A5, A6, A7,A8,A9 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 3

                                                 CUSIP NO.#393505-W99, X23, X31,
                                                    X49, X56, X64, X72, X80, X98
                                                       TRUST ACCOUNT  #3337515-0
                                                       REMITTANCE DATE  10/01/99

Class M-1, M-2, Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2003.)

(24) Average Sixty - Day Delinquency Ratio Test

          (a)  Sixty - Day Delinquency Ratio for current Remittance Date                             1.34%
                                                                                     ---------------------
          (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; may not exceed
               4.0%)                                                                                 0.31%
                                                                                     ---------------------

(25) Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
               5.5% from April 1, 2003 to March 31, 2004, 7.0% from April 1,
               2004 to March 31, 2005; 9.0% from April 1, 2005 to March 31, 2006                     0.00%
               and 10.5% thereafter)                                                 ---------------------

(26) Current Realized Losses Test

          (a)  Current Realized Losses for current Remittance Date                               12,512.54
                                                                                     ---------------------
          (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
               Remittance and for current Remittance Date;
               may not exceed 2.75%)                                                                 0.01%
                                                                                     ---------------------

(27) Class M-1, M-2, Principal Balance Test

          (a)  The sum of Class M-1, M2 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
               Date

               is greater than 24.375%                                                              16.63%
                                                                                     ---------------------

          (b)  The sum of Class M-2 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
               Date is greater than 16.50%                                                          11.26%
                                                                                     ---------------------
(28)  Class B Principal Balance Test

          (a)  Class B Principal Balance (before any distributions on current
               Remittance Date) as of such Remittance date is greater than
               $16,000,000.00                                                                64,000,000.00
                                                                                     ---------------------

          (b)  Class B Principal Balance (before distributions on current
               Remittance Date) divided by pool Scheduled Principal Balance
               as of preceding Remittance Date is equal to or greater than 12.00%.                   8.19%
                                                                                     ---------------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          6.96%*, 7.20%*, 8.37%*,8.37%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 4

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                       TRUST ACCOUNT  #3337515-0
                                                        REMITTANCE DATE 10/01/99

                                                                                        Total $                       Per $1,000
                                                                                         Amount                        Original
                                                                                ------------------------         -------------------
CLASS M-1 CERTIFICATES
----------------------
(29) Amount available( including Monthly Servicing Fee)                                     2,266,084.42
                                                                                ------------------------
A.   Interest

     (30) Aggregate  interest

          (a) Class M-1 Remittance Rate 6.96%, unless the
              Weighted Average Contract Rate is less than 6.96%)                                    6.96%
                                                                                ------------------------
          (b) Class M-1 Interest                                                              243,600.00                  5.80000000
                                                                                ------------------------         -------------------
          (c) Interest on Class M-1 Adjusted Principal Balance                                      0.00
                                                                                ------------------------
     (31) Amount applied to Class M-1 Interest Deficiency Amount                                    0.00
                                                                                ------------------------
     (32) Remaining unpaid Class M-1 Interest Deficiency Amount                                     0.00
                                                                                ------------------------
     (33) Amount applied to:

          a. Unpaid Class M-1 Interest Shortfall                                                    0.00                           0
                                                                                ------------------------         -------------------
     (34) Remaining:

          a. Unpaid Class M-1 Interest Shortfall                                                    0.00                           0
                                                                                ------------------------         -------------------
B.   Principal

     (35) Formula Principal Distribution  Amount                                                    0.00                         N/A
                                                                                ------------------------         -------------------
          a. Scheduled Principal                                                                    0.00                         N/A
                                                                                ------------------------         -------------------
          b. Principal Prepayments                                                                  0.00                         N/A
                                                                                ------------------------         -------------------
          c. Liquidated Contracts                                                                   0.00                         N/A
                                                                                ------------------------         -------------------
          d. Repurchases                                                                            0.00                         N/A
                                                                                ------------------------         -------------------
     (36) Class M-1 Principal Balance                                                      42,000,000.00               1000.00000000
                                                                                ------------------------         -------------------
    (36a) Class M-1 Pool Factor                                                               1.00000000
                                                                                ------------------------
     (37) Class M-1 Percentage for such Remittance Date                                             0.00%
                                                                                ------------------------
     (38) Class M-1  Principal Distribution:

          a. Class M-1 (current)                                                                    0.00                  0.00000000
                                                                                ------------------------         -------------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                               0.00
                                                                                ------------------------
     (39) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                                0.00
                                                                                ------------------------
     (40) Class M-1 Percentage for the following Remittance Date                                    0.00%
                                                                                ------------------------
     (41) Class M-1 Liquidation Loss Interest

          (a) Class M-1 Liquidation Loss Amount                                                     0.00
                                                                                ------------------------
          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                                      0.00
                                                                                ------------------------
          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                                       0.00
                                                                                ------------------------
          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                               0.00
                                                                                ------------------------
          (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                                                  0.00
                                                                                ------------------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          6.96%*, 7.20%*, 8.37%*,8.37%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 5

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                       TRUST ACCOUNT  #3337515-0
                                                        REMITTANCE DATE 10/01/99

                                                                                        Total $                      Per $1,000
                                                                                         Amount                       Original
                                                                                -------------------------        ------------------
CLASS M-2 CERTIFICATES
----------------------

(42) Amount available (including Monthly Servicing Fee)                                     2,022,484.42
                                                                                ------------------------
     (43) Aggregate  interest

          (a) Class M-2 Remittance Rate 7.20%, unless the
              Weighted Average Contract Rate is less than 7.20%)                                    7.20%
                                                                                ------------------------
          (b) Class M-2 Interest                                                              144,000.00                 6.00000000
                                                                                ------------------------         ------------------
          (c) Interest on Class M-2 Adjusted Principal Balance                                      0.00
                                                                                ------------------------
     (44) Amount applied to Class M-2 Interest Deficiency Amount                                    0.00
                                                                                ------------------------
     (45) Remaining unpaid Class M-2 Interest Deficiency Amount                                     0.00
                                                                                ------------------------
     (46)Amount applied to:

          a. Unpaid Class M-2 Interest Shortfall                                                    0.00                          0
                                                                                ------------------------         ------------------
    (47)  Remaining:

          a. Unpaid Class M-2 Interest Shortfall                                                    0.00                          0
                                                                                ------------------------         ------------------
B.   Principal

     (48) Formula Principal Distribution  Amount                                                    0.00                        N/A
                                                                                ------------------------         ------------------
          a. Scheduled Principal                                                                    0.00                        N/A
                                                                                ------------------------         ------------------
          b. Principal Prepayments                                                                  0.00                        N/A
                                                                                ------------------------         ------------------
          c. Liquidated Contracts                                                                   0.00                        N/A
                                                                                ------------------------         ------------------
          d. Repurchases                                                                            0.00                        N/A
                                                                                ------------------------         ------------------
     (49) Class M-2 Principal Balance                                                      24,000,000.00              1000.00000000
                                                                                ------------------------         ------------------
    (49a) Class M-2 Pool Factor                                                               1.00000000
                                                                                ------------------------
     (50) Class M-2 Percentage for such Remittance Date                                             0.00%
                                                                                ------------------------
     (51) Class M-2  Principal Distribution:

          a. Class M-2 (current)                                                                    0.00                 0.00000000
                                                                                ------------------------         ------------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                               0.00
                                                                                ------------------------
     (52) Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                                0.00
                                                                                ------------------------
     (53) Class M-2 Percentage for the following Remittance Date                                    0.00%
                                                                                ------------------------
     (54) Class M-2 Liquidation Loss Interest

          (a) Class M-2 Liquidation Loss Amount                                                     0.00
                                                                                ------------------------
          (b) Amount applied to Class M-2
              Liquidation Loss Interest Amount                                                      0.00
                                                                                ------------------------
          (c) Remaining Class M-2 Liquidation Loss
              Interest Amount                                                                       0.00
                                                                                ------------------------
          (d) Amount applied to Unpaid Class M-2
              Loss Interest Shortfall                                                               0.00
                                                                                ------------------------
          (e) Remaining Unpaid Class M-2
              Liquidation Loss Interest Shortfalls                                                  0.00
                                                                                ------------------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         6.96%*, 7.20%*, 8.37%*,8.37%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                       TRUST ACCOUNT  #3337515-0
                                                        REMITTANCE DATE 10/01/99


CLASS BI CERTIFICATES
---------------------
                                                                                     Total $                   Per $1,000
                                                                                      Amount                    Original
                                                                                -------------------       ----------------

         (1)  Amount  Available less the Class A
               Distribution Amount  and Class M-1 Distribution
               Amount (including Monthly Servicing Fee)                                1,878,484.42
                                                                                -------------------
         (2) Class B-1 Adjusted Principal Balance                                              0.00
                                                                                -------------------
         (3) Class B-1 Remittance Rate  (8.37%
             unless Weighted Average Contract Rate
             is below 8.37%)                                                                   8.37%
                                                                                -------------------
         (4) Interest on Class B-1 Adjusted Principal Balance                                  0.00
                                                                                -------------------
         (3) Aggregate Class B1 Interest                                                 195,300.00                6.97500000
                                                                                -------------------          ----------------
         (4)  Amount applied to Unpaid
              Class B1 Interest Shortfall                                                      0.00                      0.00
                                                                                -------------------          ----------------
         (5) Remaining Unpaid Class B1
             Interest Shortfall                                                                0.00                      0.00
                                                                                -------------------          ----------------
         (6) Amount applied to Class B-1
             Interest Deficiency Amount                                                        0.00
                                                                                -------------------
         (7) Remaining Unpaid Class B-1
             Interest Deficiency Amount                                                        0.00
                                                                                -------------------
         (8) Unpaid Class B-1 Principal Shortfall
             (if any) following prior Remittance Date                                          0.00
                                                                                -------------------
        (8a) Class B Percentage for such Remittance Date                                       0.00
                                                                                -------------------
         (9) Current Principal (Class B Percentage of Formula Principal
             Distribution Amount)                                                              0.00                0.00000000
                                                                                -------------------          ----------------
       (10a) Class B1 Principal Shortfall                                                      0.00
                                                                                -------------------
       (10b) Unpaid Class B1 Principal Shortfall                                               0.00
                                                                                -------------------
        (11) Class B Principal Balance                                                64,000,000.00
                                                                                -------------------
        (12) Class B1 Principal Balance                                               28,000,000.00
                                                                                -------------------
       (12a) Class B1 Pool Factor                                                        1.00000000
                                                                                -------------------
        (13) Class B-1 Liquidation Loss Interest

                  (a) Class B-1 Liquidation Loss Amount                                        0.00
                                                                                -------------------
                  (b) Amount Applied to Class B-1 Liquidation Loss
                      Interest Amount                                                          0.00
                                                                                -------------------
                  (c) Remaining Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                                -------------------
                  (d) Amount applied to Unpaid Class B-1 Liquidation Loss
                      Interest Shortfall                                                       0.00
                                                                                -------------------
                  (e) Remaining Unpaid Class B-1 Liquidation Loss Interest
                      Shortfall                                                                0.00
                                                                                -------------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         6.96%*, 7.20%*, 8.37%*,8.37%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 2

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                       TRUST ACCOUNT  #3337515-0
                                                       REMITTANCE DATE  10/01/99

                                                                                      Total $                    Per $1,000
CLASS B2 CERTIFICATES                                                                  Amount                     Original
---------------------                                                           -------------------          ----------------

         (14) Remaining Amount Available                                               1,683,184.42
                                                                                -------------------

         (15) Class B-2 Remittance Rate ( 8.37%
              unless Weighted Average Contract
              Rate is less than 8.37%)                                                         8.37%
                                                                                -------------------
         (16) Aggregate Class B2 Interest                                                251,100.00                6.97500000
                                                                                -------------------          ----------------
         (17) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                      0.00                      0.00
                                                                                -------------------          ----------------
         (18) Remaining Unpaid Class B2
              Interest Shortfall                                                               0.00                      0.00
                                                                                -------------------          ----------------
         (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                         0.00
                                                                                -------------------
         (20) Class B2 Principal Liquidation Loss Amount                                       0.00
                                                                                -------------------
         (21) Class B2 Principal (zero until class B1 paid down: thereafter,
              Class B Percentage
              of formula Principal Distribution Amount)                                        0.00                0.00000000
                                                                                -------------------          ----------------
         (22) Guarantee Payment                                                                0.00
                                                                                -------------------
         (23) Class B2 Principal Balance                                              36,000,000.00
                                                                                -------------------
        (23a) Class B2 Pool Factor                                                       1.00000000
                                                                                -------------------
         (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
              Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2  Distribution
              Amount, if the Company or Green Tree Financial Servicing Corp.              326,180.16
              is the Servicer)                                                  --------------------

         (25) Class B-3I Guarantee Fee                                                  1,105,904.26
                                                                                --------------------
         (26) Class B-3I Distribution Amount                                                    0.00
                                                                                --------------------
         (27) Class B-3I Formula Distribution Amount (all Excess
              Interest plus Unpaid Class B-3I Shortfall)                                        0.00
                                                                                --------------------
         (28) Class B-3I Distribution Amount (remaining Amount Available)                       0.00
                                                                                --------------------
         (29) Class B-3I Shortfall (26-27)                                                      0.00
                                                                                --------------------
         (30) Unpaid Class B-3I Shortfall                                                       0.00
                                                                                --------------------
         (31) Class M-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                --------------------
         (32) Class B-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                --------------------
         (33) Repossessed Contracts                                                       344,949.86
                                                                                --------------------
         (34) Repossessed Contracts Remaining in Inventory                                350,818.16
                                                                                --------------------
         (35) Weighted Average Contract Rate                                                 9.40082
                                                                                --------------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.